UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust (formerly Value Equity Trust)

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	02/28

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Enhanced
S&P 500 Index Fund

(formerly Scudder Select 500 Fund)

FEBRUARY 28, 2006

Annual Report
to Shareholders

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	6.98%	15.91%	1.66%	1.33%
Class B	6.16%	15.03%	.89%	.55%
Class C	6.15%	15.08%	.89%	.56%
Class R	6.76%	15.67%	1.44%	1.11%
S&P 500 Index+	8.40%	17.11%	2.36%	1.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/06	$ 12.80	$ 12.60	$ 12.63	$ 12.69
2/28/05	$ 12.04	$ 11.89	$ 11.92	$ 11.94
Distribution Information: Twelve Months: Income Dividends as of 2/28/06	$ .078	$ .022	$ .023	$ .056
Class A Lipper Rankings — Large Cap Core Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	570	of	894	64
3-Year	293	of	765	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,083	$14,678	$10,231	$10,310
	Average annual total return	.83%	13.65%	.46%	.45%
Class B	Growth of $10,000	$10,316	$15,019	$10,351	$10,378
	Average annual total return	3.16%	14.52%	.69%	.55%
Class C	Growth of $10,000	$10,615	$15,240	$10,454	$10,385
	Average annual total return	6.15%	15.08%	.89%	.56%
Class R	Growth of $10,000	$10,676	$15,475	$10,739	$10,781
	Average annual total return	6.76%	15.67%	1.44%	1.11%
S&P 500 Index+	Growth of $10,000	$10,840	$16,063	$11,238	$10,928
	Average annual total return	8.40%	17.11%	2.36%	1.32%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/06
DWS Enhanced S&P 500 Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	7.20%	16.17%	1.90%	1.58%
Class AARP	7.20%	16.20%	1.91%	1.58%
S&P 500 Index+	8.40%	17.11%	2.36%	1.32%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/06	$ 12.71	$ 12.70
2/28/05	$ 11.95	$ 11.94
Distribution Information: Twelve Months: Income Dividends as of 2/28/06	$ .098	$ .098
Class S Lipper Rankings — Large Cap Core Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	535	of	894	60
3-Year	257	of	765	34
5-Year	204	of	623	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended February 28
Comparative Results as of 2/28/06
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,720	$15,678	$10,985	$11,125
	Average annual total return	7.20%	16.17%	1.90%	1.58%
Class AARP	Growth of $10,000	$10,720	$15,691	$10,994	$11,127
	Average annual total return	7.20%	16.20%	1.91%	1.58%
S&P 500 Index+	Growth of $10,000	$10,840	$16,063	$11,238	$10,928
	Average annual total return	8.40%	17.11%	2.36%	1.32%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,054.20	$ 1,050.10	$ 1,050.10	$ 1,053.30	$ 1,055.80	$ 1,055.00
Expenses Paid per $1,000*	$ 6.37	$ 10.17	$ 10.12	$ 7.69	$ 5.15	$ 5.15
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,018.60	$ 1,014.88	$ 1,014.93	$ 1,017.31	$ 1,019.79	$ 1,019.79
Expenses Paid per $1,000*	$ 6.26	$ 9.99	$ 9.94	$ 7.55	$ 5.06	$ 5.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
DWS Enhanced S&P 500 Index Fund	1.25%	2.00%	1.99%	1.51%	1.01%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Enhanced S&P 500 Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced S&P 500 Index Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund. As of December 31, 2005, Northern Trust Corporation and its subsidiaries had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Portfolio Management Team

The fund's subadvisor is Northern Trust Investments, N.A. The team is lead by the following individuals:

Sheri B. Hawkins, CFA

Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 1992.

Portfolio manager and team leader of tax-advantaged, enhanced index and equity overlay strategies.

MS in financial markets and trading, Illinois Institute of Technology.

Joined the fund in 2004.

Gail Grove

Co-Manager of the fund.

Joined Northern Trust Investments, N.A. in 1996.

Portfolio manager of tax-advantaged, enhanced index, quantitative active and equity overlay strategies.

MS in financial markets and trading, Illinois Institute of Technology.

Joined the fund in 2004.

In the following interview, Portfolio Co-Managers Sheri B. Hawkins and Gail Grove discuss the market environment and investment results of the DWS Enhanced S&P 500 Index Fund for the 12-month period ended February 28, 2006.

Q: How would you describe the economic and market environment over the past year?

A: A year ago there was considerable concern about the sustainability of the economic expansion, but most measures of economic activity have continued to move upward. Gross Domestic Product (GDP) has increased fairly steadily, although growth in the fourth quarter of 2005 was below expectations, in part because of disruptions related to the late summer hurricanes. Business and consumer trends remain generally positive, and an early February survey of economists conducted by The Wall Street Journal predicts GDP growth above 4% for the first quarter of 2006 and continued growth through 2006. Healthy corporate finances, strong productivity, and favorable relative prices for capital goods provide a positive backdrop for business investment.

For the 12-month period ended February 28, 2006, equity returns were generally positive: the Standard & Poor's 500 Index (the S&P 500) had a return of 8.40%.1 All of the 10 industry sectors within the S&P 500 Index had positive returns. The strongest sector was utilities, up more than 16%, followed by energy, financials and telecommunication services, all of which had returns above 11%. The weakest sector was consumer discretionary, which posted a return of 0.78%. Materials and consumer staples also had returns below 4%.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of 6.98% for the 12 months ended February 28, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's return was below that of its benchmark, the S&P 500 Index, and below the average return of its Lipper peer group, Large-Cap core funds. One reason for its below-average return relative to peers is that DWS Enhanced S&P 500 Index Fund holds only those stocks included in the S&P 500 Index, while many funds in the peer group have holdings in smaller-capitalization stocks, which performed better than large caps for the period. Also, the factors used to make stock selections for this fund tend to be more useful during times of negative earnings surprises, but earnings surprises tended to be more positive over the last year, especially in the last six months of 2005.

Q: Will you describe the fund's investment process?

A: We manage the fund using a proprietary computer model that is designed to help the fund outperform the S&P 500 Index over the long term. Using this model, we rank the stocks in the index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum, and beta.2 The lowest ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted. For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.3

2 Beta is a measurement of a stock's sensitivity to broad market movements.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights.

Q: What investment decisions had the greatest impact on performance over the last year?

A: The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. The fund's underperformance relative to the S&P 500 resulted mainly from stock selection decisions in the energy, health care and financial services sectors. For this period, the model's predictive ability within these sectors had not been as effective as we would expect. The strongest stock selection was in telecommunications and consumer staples.

In energy, a sector that has performed very well in an environment of rising oil prices, we followed the model's guidance and underweighted Burlington Resources, Inc. and Halliburton Co., two stocks that performed very well. Also in the energy sector, performance benefited from an overweight in Sunoco Inc., but not enough to offset the underweights in Burlington and Halliburton.

3 "Underweight" means a fund holds a lower weighting in a given stock than the benchmark index. "Overweight" means a higher weighting than the benchmark index.

In health care, relative performance was hurt by an underweight in Gilead Sciences, Inc., a biopharmaceutical company that reported higher than expected earnings, driving very strong stock performance.

In the financial sector, absolute and relative performance benefited from an overweight in E*TRADE Financial Corp., a stock that moved up steadily during the year. This was partially offset by an overweight in Fannie Mae, a stock that performed poorly on news that prior earnings reports would be restated; the stock has moved up in recent months.

In the telecommunications sector, performance benefited from an overweight in Qwest Communications International, Inc., a company that appears to be recovering from past problems.

Stock selection in the consumer staples sector was positive for performance. Particularly helpful were the decisions not to own shares of Avon Products Inc., ConAgra Foods, Inc. or Sara Lee Corporation. Stocks of these three companies performed poorly because they reported lower than expected revenue and earnings growth, raising questions about their long-term growth prospects.

Q: What changes were made in the S&P 500 Index, and how did they affect returns?

A: In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is continually rebalanced to reflect these changes in the index that serves as its benchmark. As stocks are added to the index, we apply our model to determine what weight to assign; if information is inadequate for the model to be applicable, we generally adopt a market weight.

Over the 12 months covered by this report, 22 stocks were removed from the index and 22 new ones were added. Most of the changes were made because of mergers or acquisitions, although there were a few notable bankruptcies including Delta Air Lines, Calpine Corp. and Dana Corp. None of these changes had a significant impact on the fund's relative performance, although a market weight position in Calpine Corp. hurt absolute performance until that stock was removed from the index in December 2005.

Q: Do you have other comments for shareholders?

A: The fund tends to perform better when there is a greater divergence between performance of high-quality and lower-quality stocks, and when earnings surprises are negative. The last six months of this measurement period was positive macroeconomic news, stronger than expected earnings releases and relatively few earnings disappointments. In this environment, the fund has not performed as well as its benchmark, although it has provided shareholders a positive return.

We have confidence in the investment approach used in managing the fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. We continually evaluate which of the factors in our model are most effective, always considering what adjustments might be appropriate. Over time, we believe shareholders will benefit from this efficient approach to investing in a diversified portfolio of securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	2/28/06	2/28/05

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/06	2/28/05

Financials	24%	20%
Information Technology	15%	15%
Consumer Staples	11%	11%
Energy	11%	9%
Health Care	11%	13%
Industrials	11%	13%
Consumer Discretionary	7%	10%
Utilities	4%	3%
Materials	3%	3%
Telecommunication Services	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2006 (20.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.4%
2. General Electric Co. Industrial conglomerate	2.5%
3. Microsoft Corp. Developer of computer software	2.3%
4. Citigroup, Inc. Provider of diversified financial services	2.2%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.9%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.8%
7. American International Group, Inc. Provider of insurance services	1.7%
8. Johnson & Johnson Provider of health care products	1.6%
9. JPMorgan Chase & Co. Provider of diversified financial services	1.5%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 7.4%
Auto Components 0.3%
Goodyear Tire & Rubber Co.*	12,700	181,991
Johnson Controls, Inc.	1,600	114,032
		296,023
Distributors 0.1%
Genuine Parts Co.	1,800	80,136
Diversified Consumer Services 0.2%
H&R Block, Inc.	7,604	169,569
Hotels Restaurants & Leisure 0.8%
McDonald's Corp.	16,000	558,560
Wendy's International, Inc.	4,600	266,340
		824,900
Household Durables 1.0%
Black & Decker Corp.	3,000	256,740
Centex Corp.	3,800	256,918
D.R. Horton, Inc.	900	30,699
Harman International Industries, Inc.	600	66,210
KB Home	3,300	221,199
Lennar Corp. "A"	3,500	209,510
		1,041,276
Leisure Equipment & Products 0.0%
Mattel, Inc.	2,000	33,700
Media 2.0%
Comcast Corp. "A"*	1,071	28,735
Gannett Co., Inc.	5,200	323,232
Meredith Corp.	4,100	225,869
New York Times Co. "A"	4,700	132,634
News Corp. "A"	33,600	547,008
Time Warner, Inc.	29,704	514,176
Viacom, Inc. "B"*	6,650	265,734
		2,037,388
Multiline Retail 1.2%
Dollar General Corp.	200	3,484
Family Dollar Stores, Inc.	3,400	87,448
Federated Department Stores, Inc.	4,320	306,893
Nordstrom, Inc.	6,400	243,200
Target Corp.	11,000	598,400
		1,239,425
Specialty Retail 1.3%
Home Depot, Inc.	21,880	922,242
RadioShack Corp.	2,700	52,785
The Gap, Inc.	5,600	103,824
The Sherwin-Williams Co.	4,676	212,992
		1,291,843
Textiles, Apparel & Luxury Goods 0.5%
NIKE, Inc. "B"	4,068	353,021
VF Corp.	1,700	93,160
		446,181
Consumer Staples 10.6%
Beverages 2.7%
Anheuser-Busch Companies, Inc.	11,500	477,710
Coca-Cola Co.	22,879	960,231
Coca-Cola Enterprises, Inc.	11,300	222,045
PepsiCo, Inc.	17,797	1,051,981
		2,711,967
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	8,000	410,240
CVS Corp.	12,094	342,623
Kroger Co.*	9,400	188,376
Safeway, Inc.	10,644	258,756
Wal-Mart Stores, Inc.	26,128	1,185,166
		2,385,161
Food Products 1.0%
General Mills, Inc.	7,100	349,675
H.J. Heinz Co.	7,300	276,451
Kellogg Co.	3,900	172,809
The Hershey Co.	4,926	251,965
		1,050,900
Household Products 2.6%
Clorox Co.	4,800	292,560
Kimberly-Clark Corp.	7,354	435,210
Procter & Gamble Co.	32,560	1,951,321
		2,679,091
Personal Products 0.2%
Estee Lauder Companies, Inc. "A"	6,700	250,714
Tobacco 1.7%
Altria Group, Inc.	20,295	1,459,210
Reynolds American, Inc.	2,400	254,760
		1,713,970
Energy 11.1%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	3,800	258,286
Halliburton Co.	1,600	108,800
Nabors Industries Ltd.*	2,900	191,255
National-Oilwell Varco, Inc.*	1,577	96,007
Noble Corp.	2,200	162,602
Rowan Companies, Inc.	2,100	84,525
Schlumberger Ltd.	6,900	793,500
Weatherford International Ltd.*	7,900	340,648
		2,035,623
Oil, Gas & Consumable Fuels 9.1%
Amerada Hess Corp.	2,100	290,451
Anadarko Petroleum Corp.	4,041	400,706
Apache Corp.	5,186	347,047
Burlington Resources, Inc.	5,500	495,990
Chevron Corp.	22,553	1,273,793
ConocoPhillips	12,010	732,130
Devon Energy Corp.	6,742	395,283
EOG Resources, Inc.	400	26,960
ExxonMobil Corp.	57,305	3,402,198
Kerr-McGee Corp.	3,106	303,456
Kinder Morgan, Inc.	3,000	278,340
Marathon Oil Corp.	851	60,081
Occidental Petroleum Corp.	5,500	503,470
Sunoco, Inc.	3,500	259,350
Valero Energy Corp.	8,700	467,973
		9,237,228
Financials 23.5%
Banks 5.9%
Bank of America Corp.	29,248	1,341,021
BB&T Corp.	5,197	205,437
First Horizon National Corp.	2,600	101,686
Golden West Financial Corp.	5,010	355,860
KeyCorp.	4,500	167,715
National City Corp.	10,357	360,424
PNC Financial Services Group, Inc.	5,400	379,890
SunTrust Banks, Inc.	500	36,185
US Bancorp.	15,769	487,420
Wachovia Corp.	9,710	544,440
Washington Mutual, Inc.	13,072	558,174
Wells Fargo & Co.	17,691	1,135,762
Zions Bancorp.	3,584	295,752
		5,969,766
Capital Markets 3.9%
Ameriprise Financial, Inc.	2,216	100,784
Bank of New York Co., Inc.	12,900	441,696
Bear Stearns Companies, Inc.	2,700	362,988
E*TRADE Financial Corp.*	12,800	327,424
Franklin Resources, Inc.	1,200	123,216
Lehman Brothers Holdings, Inc.	3,900	569,205
Mellon Financial Corp.	9,300	335,637
Merrill Lynch & Co., Inc.	10,900	841,589
Morgan Stanley	800	47,728
The Goldman Sachs Group, Inc.	5,400	762,966
		3,913,233
Consumer Finance 1.1%
American Express Co.	6,980	376,083
Capital One Financial Corp.	5,000	438,000
SLM Corp.	6,235	351,716
		1,165,799
Diversified Financial Services 5.7%
CIT Group, Inc.	5,600	301,112
Citigroup, Inc.	48,053	2,228,218
Countrywide Financial Corp.	9,800	337,904
Fannie Mae	4,700	256,996
Freddie Mac	8,231	554,687
JPMorgan Chase & Co.	35,839	1,474,416
MGIC Investment Corp.	3,850	245,437
Moody's Corp.	5,300	355,100
		5,753,870
Insurance 6.2%
ACE Ltd.	1,400	78,022
AFLAC, Inc.	8,400	388,500
Allstate Corp.	5,757	315,369
Ambac Financial Group, Inc.	3,500	263,025
American International Group, Inc.	25,433	1,687,734
Aon Corp.	2,900	114,869
Chubb Corp.	2,400	229,800
Cincinnati Financial Corp.	420	18,631
Genworth Financial, Inc. "A"	9,100	289,562
Hartford Financial Services Group, Inc.	3,400	280,092
Jefferson-Pilot Corp.	200	12,050
Lincoln National Corp.	5,200	295,204
MBIA, Inc.	4,400	258,456
MetLife, Inc.	7,220	361,866
Principal Financial Group, Inc.	3,368	164,089
Progressive Corp.	2,129	228,761
Prudential Financial, Inc.	5,107	393,443
Safeco Corp.	2,200	113,322
The St. Paul Travelers Companies, Inc.	5,300	227,794
Torchmark Corp.	4,500	246,015
UnumProvident Corp.	8,500	175,865
XL Capital Ltd. "A"	2,900	195,895
		6,338,364
Real Estate 0.7%
Apartment Investment & Management Co. "A" (REIT)	5,200	230,412
Archstone-Smith Trust (REIT)	1,900	90,060
Equity Office Properties Trust (REIT)	2,073	65,196
Vornado Realty Trust (REIT)	3,400	302,566
		688,234
Health Care 10.6%
Biotechnology 0.9%
Amgen, Inc.*	4,388	331,250
Applera Corp — Applied Biosystems Group	8,700	245,949
Chiron Corp.*	5,400	246,618
Gilead Sciences, Inc.*	1,600	99,632
		923,449
Health Care Equipment & Supplies 1.0%
Becton, Dickinson & Co.	600	38,310
C.R. Bard, Inc.	3,884	254,363
Medtronic, Inc.	13,896	749,689
		1,042,362
Health Care Providers & Services 2.1%
AmerisourceBergen Corp.	6,700	308,133
Cardinal Health, Inc.	6,600	479,160
HCA, Inc.	4,900	234,710
UnitedHealth Group, Inc.	14,224	828,264
WellPoint, Inc.*	3,200	245,728
		2,095,995
Pharmaceuticals 6.6%
Abbott Laboratories	16,304	720,311
Allergan, Inc.	700	75,782
Bristol-Myers Squibb Co.	26,011	600,854
Eli Lilly & Co.	13,344	742,193
Forest Laboratories, Inc.*	1,800	82,620
Johnson & Johnson	28,237	1,627,863
Merck & Co., Inc.	24,450	852,327
Pfizer, Inc.	70,666	1,850,743
Watson Pharmaceuticals, Inc.*	2,100	62,958
Wyeth	1,200	59,760
		6,675,411
Industrials 10.8%
Aerospace & Defense 3.1%
Boeing Co.	8,875	645,124
General Dynamics Corp.	3,500	431,445
Honeywell International, Inc.	1,900	77,805
L-3 Communications Holdings, Inc.	3,800	315,818
Lockheed Martin Corp.	6,100	444,507
Northrop Grumman Corp.	6,300	403,830
Rockwell Collins, Inc.	1,447	76,908
United Technologies Corp.	12,304	719,784
		3,115,221
Air Freight & Logistics 1.1%
FedEx Corp.	3,252	348,744
United Parcel Service, Inc. "B"	10,913	815,310
		1,164,054
Commercial Services & Supplies 0.2%
Equifax, Inc.	6,100	223,504
Electrical Equipment 0.5%
Emerson Electric Co.	6,100	499,041
Industrial Conglomerates 3.4%
3M Co.	9,184	675,851
General Electric Co.	77,358	2,542,757
Tyco International Ltd.	9,900	255,321
		3,473,929
Machinery 1.4%
Caterpillar, Inc.	9,100	665,028
Cummins, Inc.	2,500	270,700
Danaher Corp.	5,400	327,132
Navistar International Corp.*	3,800	111,530
Parker Hannifin Corp.	300	23,451
		1,397,841
Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	6,100	479,704
CSX Corp.	5,800	321,204
Union Pacific Corp.	3,271	289,647
		1,090,555
Information Technology 14.9%
Communications Equipment 2.8%
Cisco Systems, Inc.*	64,144	1,298,275
Motorola, Inc.	29,500	631,300
QUALCOMM, Inc.	18,292	863,565
		2,793,140
Computers & Peripherals 3.5%
Apple Computer, Inc.*	9,700	664,838
Dell, Inc.*	3,729	108,141
EMC Corp.*	34,400	482,288
Hewlett-Packard Co.	31,255	1,025,477
International Business Machines Corp.	16,038	1,286,889
		3,567,633
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	3,200	115,200
Internet Software & Services 0.1%
VeriSign, Inc.*	2,300	54,418
IT Consulting & Services 1.5%
Affiliated Computer Services, Inc. "A"*	4,500	283,140
Automatic Data Processing, Inc.	9,200	424,948
Computer Sciences Corp.*	5,000	271,700
Convergys Corp.*	13,100	227,547
Fiserv, Inc.*	100	4,150
Paychex, Inc.	8,200	328,410
		1,539,895
Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc.*	9,400	363,498
Applied Materials, Inc.	24,300	445,662
Broadcom Corp. "A"*	9,000	405,810
Freescale Semiconductor, Inc. "B"*	3,632	98,209
Intel Corp.	59,964	1,235,259
KLA-Tencor Corp.	5,500	287,265
Linear Technology Corp.	8,000	294,880
Micron Technology, Inc.*	700	10,857
National Semiconductor Corp.	1,300	36,465
NVIDIA Corp.*	6,100	287,493
Texas Instruments, Inc.	19,900	594,015
		4,059,413
Software 2.9%
Adobe Systems, Inc.	9,700	374,614
Intuit, Inc.*	5,100	247,758
Microsoft Corp.	86,916	2,338,040
		2,960,412
Materials 2.7%
Chemicals 0.6%
Ashland, Inc.	2,600	169,702
Dow Chemical Co.	3,900	167,817
PPG Industries, Inc.	5,000	303,150
		640,669
Containers & Packaging 0.5%
Sealed Air Corp.*	4,400	250,272
Temple-Inland, Inc.	5,300	226,151
		476,423
Metals & Mining 1.3%
Alcoa, Inc.	14,500	425,140
Freeport-McMoRan Copper & Gold, Inc. "B"	1,800	91,134
Newmont Mining Corp.	3,100	164,052
Phelps Dodge Corp.	2,300	317,400
United States Steel Corp.	5,000	272,500
		1,270,226
Paper & Forest Products 0.3%
Weyerhaeuser Co.	5,100	348,279
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.2%
AT&T, Inc.	42,012	1,159,111
BellSouth Corp.	22,809	720,308
Qwest Communications International, Inc.*	48,000	303,360
Verizon Communications, Inc.	31,831	1,072,705
		3,255,484
Wireless Telecommunication Services 0.5%
ALLTEL Corp.	5,400	341,010
Sprint Nextel Corp.	4,625	111,139
		452,149
Utilities 3.7%
Electric Utilities 1.4%
American Electric Power Co., Inc.	7,492	273,458
Entergy Corp.	800	58,008
Exelon Corp.	9,184	524,498
FirstEnergy Corp.	5,171	264,135
Southern Co.	10,078	342,954
		1,463,053
Gas Utilities 0.1%
Nicor, Inc.	2,100	90,152
Independent Power Producers & Energy Traders 0.7%
Constellation Energy Group	3,005	176,514
Duke Energy Corp.	5,900	167,560
TXU Corp.	7,700	403,403
		747,477
Multi-Utilities 1.5%
Ameren Corp.	1,863	94,398
CenterPoint Energy, Inc.	9,400	121,918
CMS Energy Corp.*	9,000	126,720
Consolidated Edison, Inc.	6,400	293,568
Dominion Resources, Inc.	5,100	383,010
NiSource, Inc.	400	8,212
PG&E Corp.	5,023	191,125
Public Service Enterprise Group, Inc.	2,381	165,218
Sempra Energy	2,000	95,681
		1,479,850
Total Common Stocks (Cost $80,840,015)		100,369,596

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill 3.937%**, 04/06/2006 (a) (Cost $99,606)	100,000	99,606

	Shares	Value ($)

Cash Equivalents 0.8%
Cash Management QP Trust, 4.51% (b) (Cost $836,218)	836,218	836,218
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $81,775,839)+	99.9	101,305,420
Other Assets and Liabilities, Net	0.1	88,533
Net Assets	100.0	101,393,953

* Non-income producing security.

** Annualized yield at time of purchase: not a coupon rate.

+ The cost for federal income tax purposes was $83,879,972. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $17,425,448. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,455,714 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,030,266.

(a) At February 28, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At February 28, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Mini 500 Index Futures	3/17/2006	15	954,650	961,800	7,150

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006
Assets
Investments: Investments in securities, at value (cost $80,939,621)	$ 100,469,202
Investment in Cash Management QP Trust (cost $836,218)	836,218
Total investments in securities, at value (cost $81,775,839)	101,305,420
Dividends receivable	205,601
Interest receivable	3,254
Receivable for Fund shares sold	176,676
Other assets	18,420
Total assets	101,709,371
Liabilities
Payable for Fund shares redeemed	97,502
Payable for daily variation margin on open futures contracts	8,700
Accrued management fee	43,220
Other accrued expenses and payables	165,996
Total liabilities	315,418
Net assets, at value	$ 101,393,953
Net Assets
Net assets consist of: Undistributed net investment income	45,789
Net unrealized appreciation (depreciation) on: Investments	19,529,581
Futures	7,150
Accumulated net realized gain (loss)	(3,882,433)
Paid-in capital	85,693,866
Net assets, at value	$ 101,393,953

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,884,509 ÷ 2,646,793 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.80
Maximum offering price per share (100 ÷ 94.25 of $12.80)	$ 13.58

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,989,090 ÷ 1,030,820 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,279,964 ÷ 734,958 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.63
Class R Net Asset Value, offering and redemption price(a) per share ($3,278,440 ÷ 258,443 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.69
Class AARP Net Asset Value, offering and redemption price(a) per share ($5,521,108 ÷ 434,454 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.71
Class S Net Asset Value, offering and redemption price(a) per share ($36,440,842 ÷ 2,868,914 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.70

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2006
Investment Income
Income: Dividends	$ 1,920,520
Interest — Cash Management QP Trust	23,058
Interest	4,355
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,110
Total Income	1,965,043
Expenses: Management fee	515,540
Services to shareholders	284,267
Custodian and accounting fees	118,539
Distribution service fees	326,493
Auditing	60,807
Legal	27,130
Trustees' fees and expenses	5,923
Reports to shareholders	43,149
Registration fees	67,842
Other	18,405
Total expenses before expense reductions	1,468,095
Expense reductions	(102,388)
Total expenses after expense reductions	1,365,707
Net investment income (loss)	599,336
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,701,476
Futures	52,982
7,754,458
Net unrealized appreciation (depreciation) during the period on: Investments	(1,653,751)
Futures	(7,701)
(1,661,452)
Net gain (loss) on investment transactions	6,093,006
Net increase (decrease) in net assets resulting from operations	$ 6,692,342

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended February 28,
	2006	2005
Operations: Net investment income (loss)	$ 599,336	$ 749,713
Net realized gain (loss) on investment transactions	7,754,458	3,426,340
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,661,452)	2,720,722
Net increase (decrease) in net assets resulting from operations	6,692,342	6,896,775
Distributions to shareholders from: Net investment income: Class A	(213,105)	(223,034)
Class B	(23,181)	(44,999)
Class C	(17,111)	(37,194)
Class R	(13,642)	(10,443)
Class AARP	(44,834)	(54,200)
Class S	(289,374)	(337,137)
Fund share transactions: Proceeds from shares sold	16,563,787	40,635,648
Reinvestment of distributions	583,520	672,931
Cost of shares redeemed	(32,262,721)	(40,284,696)
Redemption fees	935	95
Net increase (decrease) in net assets from Fund share transactions	(15,114,479)	1,023,978
Increase (decrease) in net assets	(9,023,384)	7,213,746
Net assets at beginning of period	110,417,337	103,203,591
Net assets at end of period (including undistributed net investment income of $45,789 and $62,635, respectively)	$ 101,393,953	$ 110,417,337

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 11.30	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	.08	.09	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	.76	.73	2.92	(2.68)	(1.10)
Total from investment operations	.84	.82	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	(.08)	(.08)	(.07)	(.05)	(.04)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.80	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[c]	6.98[d]	7.28[d]	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	37	27	7	3
Ratio of expenses before expense reductions (%)	1.36	1.27	1.04	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.25	1.22	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.66	.84	.73	.77	.49*
Portfolio turnover rate (%)	85	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended February 28,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.89	$ 11.20	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.74	.71	2.90	(2.66)	(1.11)
Total from investment operations	.73	.72	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	(.02)	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.60	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[c]	6.16[d]	6.47[d]	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	15	19	7	7
Ratio of expenses before expense reductions (%)	2.10	2.00	1.84	1.82	1.85*
Ratio of expenses after expense reductions (%)	2.00	1.99	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	(.09)	.07	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	85	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended February 28,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.92	$ 11.21	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.01	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	.74	.73	2.90	(2.67)	(1.10)
Total from investment operations	.73	.74	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	(.02)	(.03)	(.02)	(.02)	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.63	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[c]	6.15[d]	6.64	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	13	11	3	1
Ratio of expenses before expense reductions (%)	2.02	1.94	1.81	1.79	1.83*
Ratio of expenses after expense reductions (%)	1.99	1.94	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	(.08)	.12	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	85	64	65	171	67

[a] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended February 28,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.07	.04
Net realized and unrealized gain (loss) on investment transactions	.76	.72	.74
Total from investment operations	.81	.79	.78
Less distributions from: Net investment income	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	6.76[c]	7.09[c]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1
Ratio of expenses before expense reductions (%)	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.40	.60	1.09*
Portfolio turnover rate (%)	85	64	65

[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended February 28,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.95	$ 11.20	$ 8.31	$ 10.95	$ 12.03
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.12	.10	.10	.08
Net realized and unrealized gain (loss) on investment transactions	.75	.74	2.88	(2.66)	(1.10)
Total from investment operations	.86	.86	2.98	(2.56)	(1.02)
Less distributions from: Net investment income	(.10)	(.11)	(.09)	(.08)	(.06)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.71	$ 11.95	$ 11.20	$ 8.31	$ 10.95
Total Return (%)	7.20[b]	7.65	35.97	(23.45)	(8.47)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	6	3	3
Ratio of expenses before expense reductions (%)	1.08	.96	.77	.77	.77
Ratio of expenses after expense reductions (%)	1.01	.96	.77	.77	.76
Ratio of net investment income (loss) (%)	.90	1.10	1.00	1.01	.62
Portfolio turnover rate (%)	85	64	65	171	67
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended February 28,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.94	$ 11.20	$ 8.30	$ 10.94	$ 12.03
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.12	.10	.10	.07
Net realized and unrealized gain (loss) on investment transactions	.75	.73	2.89	(2.66)	(1.10)
Total from investment operations	.86	.85	2.99	(2.56)	(1.03)
Less distributions from: Net investment income	(.10)	(.11)	(.09)	(.08)	(.06)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.70	$ 11.94	$ 11.20	$ 8.30	$ 10.94
Total Return (%)	7.20[b]	7.56[b]	35.97	(23.38)	(8.55)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	38	39	30	39
Ratio of expenses before expense reductions (%)	1.13	1.01	.77	.77	.77
Ratio of expenses after expense reductions (%)	1.01	.98	.77	.77	.76
Ratio of net investment income (loss) (%)	.90	1.08	1.00	1.01	.62
Portfolio turnover rate (%)	85	64	65	171	67
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (formerly Scudder Select 500 Fund) (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended February 28, 2006, the Fund utilized approximately $7,424,000 of a prior year capital loss carryforward.

At February 28, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,780,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2011 ($1,510,000) and February 29, 2012 ($270,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 45,789
Capital loss carryforwards	$ (1,780,000)
Net unrealized appreciation (depreciation) on investments	$ 17,425,448

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended February 28,
	2006	2005
Distributions from ordinary income	$ 601,247	$ 707,007

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $86,990,335 and $100,712,012, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended February 28, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets. Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

Effective October 1, 2003 through June 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class A, B, C, AARP and S shares at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses at 1.50%, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended February 28, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 84,027	$ 35,182	$ 6,695
Class B	30,660	12,347	2,697
Class C	13,191	2,241	3,003
Class R	5,990	2,264	1,963
Class AARP	12,318	3,931	980
Class S	86,897	42,034	4,398
	$ 233,083	$ 97,999	$ 19,736

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended February 28, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $94,959, of which $7,737 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2006
Class B	$ 100,178	$ 7,642
Class C	74,459	5,379
Class R	6,653	864
	$ 181,290	$ 13,885

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2006	Annual Effective Rate
Class A	$ 83,117	$ 6,127.24%
Class B	32,255	2,570.24%
Class C	23,454	1,842.24%
Class R	6,378	1,448.24%
	$ 145,204	$ 11,987

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2006 aggregated $8,574.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2006, the CDSC for Class B and C shares aggregated $122,935 and $4,709, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 28, 2006, DWS-SDI received $208.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended February 28, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,920, of which $6,720 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the year ended February 28, 2006, the Advisor agreed to reimburse the Fund $3,698, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended February 28, 2006, the custodian fee was reduced by $691 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2006		Year Ended February 28, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	623,603	$ 7,515,916	1,895,218	$ 21,517,348
Class B	96,826	1,154,374	597,084	6,628,375
Class C	149,326	1,803,921	431,376	4,813,984
Class R	177,367	2,145,202	92,717	1,043,565
Class AARP	82,886	994,063	129,457	1,456,741
Class S	245,140	2,950,311	462,619	5,175,635
		$ 16,563,787		$ 40,635,648
Shares issued to shareholders in reinvestment of distributions
Class A	16,824	$ 210,681	18,326	$ 218,074
Class B	1,684	20,878	3,452	40,625
Class C	1,021	12,688	1,902	22,419
Class R	1,019	12,689	884	10,443
Class AARP	3,540	43,906	4,508	52,937
Class S	22,781	282,678	27,991	328,433
		$ 583,520		$ 672,931
Shares redeemed
Class A	(1,043,657)	$ (12,682,251)	(1,212,352)	$ (13,521,262)
Class B	(334,907)	(3,966,640)	(1,057,779)	(11,536,441)
Class C	(468,571)	(5,558,754)	(334,509)	(3,727,710)
Class R	(81,917)	(995,508)	(42,924)	(473,990)
Class AARP	(171,573)	(2,072,202)	(175,703)	(1,965,376)
Class S	(575,525)	(6,987,366)	(808,842)	(9,059,917)
		$ (32,262,721)		$ (40,284,696)
Redemption fees		$ 935		$ 95
Net increase (decrease)
Class A	(403,230)	$ (4,955,556)	701,192	$ 8,214,160
Class B	(236,397)	(2,791,385)	(457,243)	(4,867,441)
Class C	(318,224)	(3,742,145)	98,769	1,108,693
Class R	96,469	1,162,385	50,677	580,018
Class AARP	(85,147)	(1,033,481)	(41,738)	(455,698)
Class S	(307,604)	(3,754,297)	(318,232)	(3,555,754)
		$ (15,114,479)		$ 1,023,978

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Enhanced S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Enhanced S&P 500 Index Fund (formerly Scudder Select 500 Fund) (the "Fund") at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 24, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 28, 2006 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM and the current sub-advisory between DeIM and Northern Trust Investments, N.A. ("NTI") in September 2005.

In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the NTI is paid by DeIM out of its fee and not directly by the Fund.

DeIM or NTI and their predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe for each period. The Board also observed that the Fund outperformed its benchmark in the one- and five-year periods ended June 30, 2005 and underperformed its benchmark in the three-year period ended June 30, 2005.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM and NTI, including DeIM's and NTI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DeIM and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and NTI. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's and NTI's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer, and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of February 28, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	45
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43
Carl W. Vogt (1936) Trustee, 2002-present

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)

		43
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael Colon[4] (1969) President, 2006-present

Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	23338K 100	23338K 209	23338K 308
Fund Number	410	610	710
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, February 28, 2006, DWS Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS ENHANCED S&P 500 INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 28,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$58,700	$0	$0	$0
2005	$56,500	$225	$7,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended February 28,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$136,700	$197,605	$0
2005	$358,122	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 28,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$65,454	$263,059
2004	$7,200	$0	$202,194	$209,394

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 2, 2006